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                            WARBURG PINCUS TRUST II
                             FIXED INCOME PORTFOLIO
                         GLOBAL FIXED INCOME PORTFOLIO

      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 1998

     The following information supersedes certain information in the prospectus and statement of additional information of the portfolios listed above in the section entitled "Management of the Portfolios -- Portfolio Managers":

     M. Anthony E. van Daalen, formerly Co-Portfolio Manager, is now the sole Portfolio Manager of the Fixed Income Portfolio and Charles C. Van Vleet, formerly Co-Portfolio Manager, is now the sole Portfolio Manager of the Global Fixed Income Portfolio. Dale C. Christensen no longer serves as Co-Portfolio Manager of these Portfolios.

Dated: December 24, 1998                                           TRBDF-16-1298